MANNING & NAPIER FUND, INC.

Supplement dated March 28, 2012 to the prospectus dated March 1, 2012 for the following Series and Classes:

Target Income Series – Classes C, I, K and R

Target 2010 Series – Classes C, I, K and R

Target 2020 Series – Classes C, I, K and R

Target 2030 Series – Classes C, I, K and R

Target 2040 Series – Classes C, I, K and R

Target 2050 Series – Classes C, I, K and R

In the Target 2040 Series Summary Section of the prospectus, the lowest quarterly return in the section titled “Summary of Past Performance” is hereby deleted and replaced with the following:

Lowest (quarter ended 9/30/11): (16.98%)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp Target 03/2012